UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Summit Hotel Properties, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your **Vote** Counts!

SUMMIT HOTEL PROPERTIES INC

2022 Annual Meeting

Vote by May 11, 2022

11:59 PM ET

SUMMIT HOTEL PROPERTIES, INC.
13215 BEE CAVE PARKWAY, SUITE B-300
AUSTIN, TX 78738



You invested in SUMMIT HOTEL PROPERTIES INC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 12, 2022
8:00 AM CDT

Hampton Inn & Suites
200 San Jacinto Boulevard
Austin, Texas 78701

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Amina Belouizdad	For
1b.	Bjorn R. L. Hanson	For
1c.	Jeffrey W. Jones	For
1d.	Kenneth J. Kay	For
1e.	Mehul B. Patel	For
1f.	Jonathan P. Stanner	For
1g.	Thomas W. Storey	For
1h.	Hope S. Taitz	For
2.	Ratify the appointment of ERNST & YOUNG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3.	Approve an advisory (non-binding) resolution on executive compensation.	For

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

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